UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

FIRST UNITED CORPORATION
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC

DRIVER OPPORTUNITY PARTNERS I LP

J. ABBOTT R. COOPER

MICHAEL J. DRISCOLL, ED.D

ETHAN C. ELZEN

LISA NARRELL-MEAD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its slate of director nominees at the upcoming annual meeting of shareholders of First United Corporation, a Maryland corporation (the “Company”).

Item 1: On May 18, 2020, Driver issued the following press release, which directs readers to a presentation Driver posted on its website, a copy of which is attached hereto as Exhibit 1 and is incorporated herein by reference, as well as documents produced by the Office of the Commissioner of Financial Regulation in the Maryland Department of Labor in response to Driver’s request for public records pursuant to the Maryland Public Information Act, a copy of which is attached hereto as Exhibit 2 and is incorporated herein by reference:

Driver Management Discloses Irrefutable Evidence

of First United’s Lies and Attempts to Collude With

Maryland Commissioner

Evidence Available at www.RenovateMyBank.com Definitively Reveals That Investigation

Into Driver’s Share Purchases was Conceived of, Instigated and Encouraged by First United

Documents Expose First United’s Campaign to Disenfranchise and Harm Driver, Including

Unprecedented Efforts to Strip Our Voting Rights

Urges Securities and Exchange Commission to Investigate First United and the Company’s Board,

While Calling on Appropriate State Authorities to Investigate Maryland Commissioner

Evaluating Legal Claims Against First United, Its Board and Advisors

NEW YORK, MAY 18, 2020 – Driver Management Company LLC (together with its affiliates, “Driver” or “we”), the largest shareholder of First United Corporation (NASDAQ: FUNC) (“First United” or the “Company”), today announced that it has obtained documents that disprove First United’s repeated denials of meddling with shareholder rights and expose the Company’s scheme to leverage its close relationship with state regulators to punish shareholders who refuse to toe its line. A presentation summarizing First United’s desperate lobbying of the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”) is available at www.RenovateMyBank.com.

As previously disclosed, Driver learned in late January 2020 that the Maryland Commissioner—First United’s primary regulator—had opened an investigation into whether Driver’s acquisition of common shares in 2019 (totaling 5.08% of the Company’s shares) constituted a “stock acquisition” under Section 3-314 of the Maryland Financial Institutions Code. A “stock acquisition” refers to a change in controlling interest of a Maryland bank or bank holding company, the power to direct management or the power to direct policy. At the time, Driver thought the premise of the investigation was not only unfounded, but particularly odd because to Driver’s knowledge, the Maryland Commissioner had never previously asserted—ever—that such a purchase might implicate the statute,

In response to Driver’s request under the Maryland Public Information Act (“PIA”), we are now able to see that the Maryland Commissioner’s entire investigation was the brainchild of First United. The investigation was clearly instigated by a request from First United’s counsel directly to the Maryland Commissioner himself. Documents produced to Driver for the first time on May 15, 2020 show that First United’s lawyer—Andrew Bulgin of Gordon Feinblatt LLC—first developed the theory during or before October 2019, introduced it to the Maryland Commissioner before Halloween, compiled and submitted a dossier of materials ostensibly in support of finding a violation on November 1, and actively encouraged state officials to investigate Driver. Mr. Bulgin then supplemented those materials over the course of several months, repeatedly asserting First United’s “strongly held belief” that Driver’s purchases violated Section 3-314 and constantly soliciting updates on the status of the supposedly non-public investigation. All the while, First United’s public filings and statements persisted in denying any involvement in the investigation, which it attempted to characterize as a regulatory matter solely between the Commissioner and Driver. It turns out First United was lying.

2

Despite Driver’s numerous Securities and Exchange Commission (“SEC”) filings, including a September 2019 13D filing and several subsequent disclosures, it was First United that prompted a state regulatory probe of our share purchases. The Company instigated this probe based on a self-serving interpretation—which Driver has repeatedly refuted—of an arcane Maryland statute (one that the Maryland Commissioner has never previously interpreted as applying in this type of situation). Indeed, as part of our PIA request, Driver sought any documents reflecting that the Maryland Commissioner has advanced such a novel theory in any prior investigation—related to First United or otherwise—at any time in the past five years. The Maryland Commissioner was unable to identify a single instance.

The evidence available at www.RenovateMyBank.com validates our belief that First United embarked on this extraordinary exercise to entrench its Board of Directors (the “Board”) and subvert the change desired by a growing number of shareholders.

As a reminder, Driver has nominated a slate of three highly-qualified, independent nominees for election to First United’s eleven-member Board at the Annual Meeting of Shareholders on June 11, 2020. We urge shareholders to vote to elect Driver’s entire slate on the WHITE Proxy Card.

To lend context, Driver has issued the below open letter to shareholders.

***

Fellow Shareholders,

Documents that we received on Friday from the Maryland Commissioner pursuant to our PIA request clearly show that:

•	First United instigated the Maryland Commissioner’s investigation into Driver’s purchase of the Company’s common shares with the express intent of invalidating our nomination of director candidates and stripping our voting rights for five years;

•	First United affirmatively sought to hide its collusion with the Maryland Commissioner while publicly lying (including in proxy solicitation materials and a press release this morning) about the extent of its lobbying and coordinated actions with state regulators;

•	First United contemplated reporting other shareholders to regulators after they expressed their discontent through public and private channels, and;

•	First United fundamentally fails to understand what it means to be a public company and to be accountable to shareholders.

It is almost hard to believe that First United’s dismal corporate governance and poor treatment of shareholders is actually far more shocking than anyone could have imagined. The e-mails between First United’s attorney—Mr. Bulgin—and the Maryland Commissioner paint the picture of a paranoid, self-interested Board far more focused on retaining power and harming Driver than anything else.

3

Since the fall, First United has been in constant dialogue with the Maryland Commissioner regarding its coordinated effort to violate Driver’s rights by prohibiting us from voting our shares without due process. In hindsight, it is obvious why First United blithely rejected shareholders’ calls for First United to explore a sale this past fall when the Company’s share price was near its all-time high: the Board knew it had a friendly regulator at its disposal, one it hoped would use taxpayers’ resources to harass shareholders and director nominees while trying to strip them of their voting rights.

First United’s efforts to lobby the Maryland Commissioner to undermine corporate democracy represents an extreme example of entrenchment and a blatant misuse of corporate resources. In addition, the facts revealed by this new trove of documents raise fundamental questions regarding whether the Board breached its fiduciary duties of good faith and loyalty as well as the incumbent directors’ fitness to serve at a public company.

The communications sent by Mr. Bulgin clearly contradict First United’s recent claims about not having influence over the Maryland Commissioner’s investigation.1 As reported, Driver’s first notice of the supposedly non-public investigation was via a letter dated January 21, 2020, sent by first-class mail and received by us several days later. It is more than coincidental that on January 22, 2020, Mr. Bulgin e-mailed the Maryland Commissioner’s office asking whether Driver had yet received the non-public inquiry letter, and suggesting that officials send Driver a copy by e-mail at an address provided by Mr. Bulgin.2 Over a period of weeks, First United’s representative repeatedly offered to forward documents as they were filed, spoon-fed the staff the Company’s self-serving legal theories and inquired repeatedly (now also including the Assistant Director of Enforcement) as to Driver’s response to the inquiry. All the while, the Maryland Commissioner declined to even sit down for an interview with us and seemingly ignored compelling evidence—including multiple legal opinions from Maryland’s Attorney General—demonstrating that First United’s interpretation of this obscure filing requirement was wildly off base.

Incredibly, following months of lobbying, Mr. Bulgin e-mailed the Maryland Commissioner’s staff on February 28, 2020—about 20 minutes after Driver submitted its initial response to the Maryland Commissioner’s inquiry—asking them to conceal the central role played by Bulgin and his client, First United:

“I don’t know when your meeting with Driver is, but, as I stated during our meeting, it is extremely important to FUNC that Driver not walk away from that meeting feeling that FUNC instigated your investigation.”[3]

We find it equally disturbing that First United obviously had Mr. Bulgin attack other shareholders in his communications with the Maryland Commissioner and raise that the Company considered reporting those investors to the SEC.4 The notion that aggrieved shareholders should be secretly reported to regulators runs completely counter to First United’s long-standing claim that it appreciates and values investor feedback. Evidently, that claim just represents another one of the many fabrications that First United has been peddling to shareholders.

We are currently evaluating all legal claims that Driver may have against First United, its Board, its advisors (including Mr. Bulgin and his law firm), and others. Given that the facts uncovered by our PIA request confirm our long-standing suspicions regarding First United’s attempts to collude with the Maryland Commissioner—and the Maryland Commissioner’s apparent comfort engaging in routine dialogue about the non-public investigation—we may commence litigation to discover whether our suspicions regarding other instances of the Company’s faithless actions are similarly well founded, including with respect to highly-suspect “strategic review” processes paid for by shareholders. In addition, we intend to raise this matter with the SEC and relevant Maryland authorities, so that a proper investigation of potential wrongdoing can take place. The Maryland Commissioner’s apparent complicity in First United’s machinations raises serious questions about its objectivity with regard to First United and the rigor of its safety and soundness examinations.

________________

1 First United’s “Investor Presentation” released on May 15, 2020.

2 Email from Andrew Bulgin dated January 22, 2020

3 E-mail from Andrew Bulgin dated February 28, 2020

4 E-mail from Andrew Bulgin dated November 8, 2019.

4

Finally, this is more than just another example of First United’s horrible corporate governance and disdain for shareholders: the evidence available at www.RenovateMyBank.com reveals a scheming Board willing to use deceit and corporate resources to deprive shareholders of valuable property rights in order to protect the status quo. To compound its shameful role in deploying Company resources to press the Maryland Commissioner to do its bidding, the Board has repeatedly lied to shareholders regarding the role it played and relied on its lawyers to try and hide the evidence.

If the Board is so willing to lie to shareholders about a matter where the truth can be easily discovered, what else have Carissa Rodeheaver and the incumbent directors lied to shareholders about?

Sincerely,

Abbott Cooper

Managing Member

Driver Management Company LLC

***

As a reminder, shareholders can review the evidence obtained via our PIA request in presentation format at www.RenovateMyBank.com. The website also houses additional information regarding our case for change and how to vote on the WHITE Proxy Card.

About Driver Management

Driver employs a valued-oriented, event-driven investment strategy that focuses exclusively on equities in the U.S. banking sector. The firm’s leadership has decades of experience advising and engaging with bank management teams and boards of directors on strategies for enhancing shareholder value.

Investors:

Saratoga Proxy Consulting

John Ferguson / Joe Mills, 212-257-1311

jferguson@saratogaproxy.com / jmills@saratogaproxy.com

Media:

Profile

Greg Marose / Charlotte Kiaie, 347-343-2999

gmarose@profileadvisors.com / ckiaie@profileadvisors.com

###

5

EXHIBIT 1

EXHIBIT 2

3/9/2020 Maryland.gov Mail - RE: [EXTERNAL] MPIA request

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

RE: [EXTERNAL] MPIA request

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Thu, Oct 31, 2019 at 4:40 PM
To: Teresa Louro -DLLR- <teresa.louro@maryland.gov>
Cc: Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov>, Sandy Small -DLLR- <sandra.small@maryland.gov>

Thanks. Due to recent developments, the timing schedule that I told you we were trying to follow (December 18) is no longer applicable. At this point, we aren't worried about timing of any outcome, notice, order, etc.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON•FEINBLATT LLC
ATTORNEYS AT LAW

From: Teresa Louro -DLLR- <teresa.louro@maryland.gov>
Sent: Thursday, October 31, 2019 2:21 PM
To: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Cc: Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov>; Sandy Small -DLLR- <sandra.small@maryland.gov>
Subject: Re: [EXTERNAL] MPIA request

We will be on the lookout for it!

CHANGING Maryland FOR THE BETTER

Teresa M. Louro
Deputy Commissioner
Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N. Calvert Street, Suite 402
Baltimore, MD 21202
teresa.louro@maryland.gov
410-230-6022 (office)
410-333-0475 (fax)
410-446-1990 (cell)

Maryland DEPARTMENT OF LABOR

MD Labor Website | Facebook | Twitter

Click here to complete a three question customer experience survey

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1647751645302104846%7Cmsg-f%3A16489428366496... 1/3

November 7, 2019

J. Abbott R. Cooper
Driver Management Company LLC
250 Park Ave 7th floor
New York, NY 10177

Re: First United Corporation -share acquisition

Dear Mr. Cooper

The Office of the Commissioner of Financial Regulation for the State of Maryland is writing to address acquisition of stock of a bank holding company, chartered by the State of Maryland, by Driver Management Company LLC.

The acquisition, by Driver Management Company LLC, in August 2019 of 5.08% or 360,637of the voting shares of First United Corporation violated, the Financial Institutions Article ("FI") of the Annotated Code of Maryland Section §3-314 as prior approval of the acquisition from the Commissioner's Office was not obtained. As such, none of the stock acquired may be voted for five years pursuant to FI §3-314(e).

The Commissioner's Office is referring the matter to the Federal Reserve Bank of Richmond for further review.

Please contact me at (410) 230-6101 or Teresa Louro at (410) 230- 6022 with any questions.

Best regards,

Antonio P. Salazar
Commissioner of Financial Regulation

cc: Adam M. Drimer, Assistant Vice President, FRB of Richmond
FDIC, New York Office
Teresa M. Louro, Deputy Commissioner OCFR, State of Maryland

DRAFT

November 7, 2019

J. Abbott R. Cooper
Driver Management Company LLC
250 Park Ave 7th floor
New York, NY 10177

Re: First United Corporation -share acquisition

Dear Mr. Cooper

The Office of the Commissioner of Financial Regulation for the State of Maryland is writing to address acquisition of stock of a bank holding company, chartered by the State of Maryland, by Driver Management Company LLC.

The acquisition, by Driver Management Company LLC, in August 2019 of 5.08% or 360,637of the voting shares of First United Corporation violated, the Financial Institutions Article ("FI") of the Annotated Code of Maryland Section §3-314 as prior approval of the acquisition from the Commissioner's Office was not obtained. As such, none of the stock acquired may be voted for five years pursuant to FI §3-314(e).

The Commissioner's Office is referring the matter to the Federal Reserve Bank of Richmond for further review.

Please contact me at (410) 230-6101 or Teresa Louro at (410) 230- 6022 with any questions.

Best regards,

Antonio P. Salazar
Commissioner of Financial Regulation

cc: Adam M. Drimer, Assistant Vice President, FRB of Richmond
FDIC, New York Office
Teresa M. Louro, Deputy Commissioner OCFR, State of Maryland

DRAFT

3/10/2020 Maryland.gov Mail - Re: draft -Driver Management letter re First United

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

Re: draft -Driver Management letter re First United

1 message

Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov> Fri, Nov 8, 2019 at 2:48 PM
To: Tony Salazar -DLLR- <tony.salazar@maryland.gov>
Cc: Sandy Small -DLLR- <sandra.small@maryland.gov>, Teresa Louro -DLLR- <teresa.louro@maryland.gov>

All,

Andy called back and cleared his afternoon Tuesday so he can be available at 2 o'clock. Let me know if that works for you.

Best,
Michelle

On Fri, Nov 8, 2019 at 2:46 PM Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov> wrote:

> All,
>
> Andy is available to connect by phone at 10 o'clock Tuesday morning. I know this is late notice given that we are out Monday but Andy is committed Tuesday afternoon and Tony is out on Wednesday.
>
> Best,
> Michelle
>
> On Fri, Nov 8, 2019 at 2:21 PM Tony Salazar -DLLR- <tony.salazar@maryland.gov> wrote:
>
> > Michelle, Sandy and Teresa; I've revised Michelle's draft letter and the revisions are attached. Let me know if you have any thoughts or comments on this revised draft.
> >
> > I've asked Michelle to set up a call with A. Bulgin for next week.
> >
> > Have a good weekend.
> >
> > Tony
> >
> > CHANGING Maryland FOR THE BETTER
> >
> > Antonio P. "Tony" Salazar
> > Commissioner
> >
> > Office of the Commissioner of Financial Regulation
> > Maryland Department of Labor
> > 500 North Calvert Street, Room 402
> > Baltimore, MD 21202
> >
> > tony.salazar@maryland.gov
> > 410-230-6361 (office)
> > 410-333-0475 (fax)
> >
> > Maryland DEPARTMENT OF LABOR
> >
> > MD Labor Website | Facebook | Twitter
> >
> > Click here to complete a three question customer experience survey.
> >
> > *Confidentiality Notice. The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the Addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.*
> >
> > On Thu, Nov 7, 2019 at 1:10 PM Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov> wrote:
> >
> > > On Thu, Nov 7, 2019 at 12:24 PM Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov> wrote:
> > >
> > > > Tony,
> > > >
> > > > Please review. Do we require them to file after the fact? Should the letter leave it at notification? Wording for the referral to FRB -is it necessary since they are copied?
> > > >
> > > > Thanks,
> > > > Michelle
> > > >
> > > > --
> > > >
> > > > Michelle A. Denoncourt
> > > > Assistant Commissioner - Corporate Activities

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1649564721115049748%7Cmsg-f%3A16496643940236... 1/3

3/10/2020 Maryland.gov Mail - Re: draft -Driver Management letter re First United

CHANGING
Maryland
FOR THE BETTER

Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N. Calvert Street, Suite 402
Baltimore, MD 21202
michelle.denoncourt@maryland.gov
410-230-6104 (office)
443-758-6344 (cell)
410-333-0475 (fax)

Maryland DEPARTMENT OF LABOR

MD Labor Website | Facebook | Twitter

Click here to complete a three question customer experience survey

Confidentiality Notice. *The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.*

--

CHANGING
Maryland
FOR THE BETTER

Michelle A. Denoncourt
Assistant Commissioner - Corporate Activities
Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N. Calvert Street, Suite 402
Baltimore, MD 21202
michelle.denoncourt@maryland.gov
410-230-6104 (office)
443-758-6344 (cell)
410-333-0475 (fax)

Maryland DEPARTMENT OF LABOR

MD Labor Website | Facebook | Twitter

Click here to complete a three question customer experience survey

Confidentiality Notice. *The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.*

--

CHANGING
Maryland
FOR THE BETTER

Michelle A. Denoncourt
Assistant Commissioner - Corporate Activities
Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N. Calvert Street, Suite 402
Baltimore, MD 21202
michelle.denoncourt@maryland.gov
410-230-6104 (office)
443-758-6344 (cell)
410-333-0475 (fax)

Maryland DEPARTMENT OF LABOR

MD Labor Website | Facebook | Twitter

Click here to complete a three question customer experience survey

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1649564721115049748%7Cmsg-f%3A16496643940236... 2/3

3/10/2020 Maryland.gov Mail - Re: draft -Driver Management letter re First United

Confidentiality Notice. The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.

--

CHANGING Maryland FOR THE BETTER

Michelle A. Denoncourt
Assistant Commissioner - Corporate Activities
Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N. Calvert Street, Suite 402
Baltimore, MD 21202
michelle.denoncourt@maryland.gov
410-230-6104 (office)
443-758-6344 (cell)
410-333-0475 (fax)

Maryland DEPARTMENT OF LABOR

MD Labor Website | Facebook | Twitter

Click here to complete a three question customer experience survey

Confidentiality Notice. The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1649564721115049748%7Cmsg-f%3A16496643940236... 3/3

② First United Bk & Trust

TW 11/20/19

Due Process:

Since stock is personal property, and voting power is a common shareholder right, without hitting the 25% threshold, if the Commissioner issues a letter to Driver stating the Driver's failure to apply to the Commissioner prior to acquiring the 5.08% of common share in First United Corporation ("United"), Driver could make a 14th amendment claim that the Commissioner is depriving Driver of its property right.

Legislative History 3-314

1965: Section 108G (change in control) added to Article 11

- Change in control or =/>25% stock acquisition
- Control defined as **possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of the institution.** If there is any doubt as to whether a change in the ownership of the outstanding voting stock of any State bank or trust company is sufficient to effect a change in the control thereof, such doubt shall be resolved in favor of reporting the facts to the Bank Commissioner.
- Bank was required to report and criminal penalties for knowing failure to report

1979: 108G(a) was amended

- changing from the notice by the institution to a request for approval by the purchaser to the Commissioner,
- adding voting stock of a bank holding company (in this state), and
- providing the Commissioner with the authority to deny the stock acquisition (anticompetitive or threaten safety and soundness),
- added the voting prohibition for violation.

According to the revisor's notes in the 1980 Volume, the [Bank] Commissioner indicated that the intent of the 1979 amendment, which added the reference to bank holding company in this section, was to conform the requirements as to stock acquisition to the federal law, i.e., 12 USC §1841 *et seq.* (Bank Holding Company Act)

Bank Holding Company Act ("Act") (12 U.S.C. §1841 *et seq.*)

1970: Act amended by adding third prong to definition of control - if the **Board determines after notice and opportunity for hearing, that the company directly or indirectly exercises a controlling influence over the management or policies of the bank or company**

- Directly or indirectly exercises a controlling influence over the management or policies of the other company definition of control is a facts and circumstances determination by the Board rather than a bright-line standard12 U.S.C. §1841(a)(1) "bank holding

1

3/9/2020 Maryland.gov Mail - CONFIDENTIAL SUPERVISORY INFORMATION - First United

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

CONFIDENTIAL SUPERVISORY INFORMATION - First United

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Mon, Dec 9, 2019 at 2:50 PM
To: "Tony Salazar (tony.salazar@maryland.gov)" <tony.salazar@maryland.gov>, Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov>, Teresa Louro -DLLR- <teresa.louro@maryland.gov>, Sandy Small -DLLR- <sandra.small@maryland.gov>

As you know, we believe that several individuals and entities are acting in concert with Driver Management in its efforts to force a sale of First United Corporation by sending "letters of concern" and press releases that mirror the demands made by Driver. One of those persons is David Balisteri. To date, all of his communications have been at the personal level, as an individual stockholder (although his first letter did make reference to a fund that he manages without naming that fund). Today, the board of directors of First United received the attached letter from Mr. Balistreri, who, for the first time, disclosed that he is a portfolio manager for Quad Capital Management Advisors LLC.

Based on Quad's Schedule 13F-HR (institutional manager holding report) for September 30, 2019 filed with the SEC on November 7, 2019 (attached), Quad holds 151,165 shares of First United Corporation common stock. Interestingly, based on its Schedule 13F-HR for June 30, 2019, Quad purchased all of these shares since June 30. Based on statements that he's made to the Company, we think that Mr. Balistreri might own up to another 100,000 shares in his own name.

This letter is concerning to First United for two reasons. First, we believe that Mr. Balistreri sent his prior communications at the personal level and sent this latest one at the Quad level so that he can help Driver create a narrative that more and more stockholders are coming out of the woodwork and urging First United to sell. In the past, every time a stockholder has urged a sale, the media has picked that up and run with it. We believe that Driver is trying to achieve his goal by convincing stockholders that "everyone else" wants a sale. Second, First United had an in-person meeting with an investor several weeks ago, and, without telling First United, an unknown individual joined the meeting. When he was asked to identify himself, he told First United that he was from Quad (he was not David Balistreri). First United didn't really think anything of it because it knew that Quad held shares as an investment manager. Had it known that Quad's portfolio was managed by Balistreri, it might have taken a very different approach. Although I can't say that there's anything legally wrong with what Quad/Balistreri did, it certainly seems unprofessional and unethical and it certainly seems to have been done to put the parties on an unequal playing field.

At the end of the day, we believe that this is all one big game being played by Driver and his "friends" to fashion a narrative and mislead stockholders.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1649024937822589362%7Cmsg-f%3A16524729704564... 1/2

3/9/2020 Maryland.gov Mail - RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Fri, Dec 13, 2019 at 4:58 PM
To: Teresa Louro -DLLR- <teresa.louro@maryland.gov>
Cc: "Michelle A. Denoncourt (michelle.denoncourt@maryland.gov)" <michelle.denoncourt@maryland.gov>, Sandy Small -DLLR- <sandra.small@maryland.gov>, Tony Salazar -DLLR- <tony.salazar@maryland.gov>

Thank you. You'll see that Driver is making a demand that First United commit, by Monday, to amend its Bylaws so that they provide that directors in a contested election will be elected by plurality vote. Driver asserts that it will take "appropriate action" if First United refuses, but I'm not quite sure what action Driver thinks it can take other than to submit a precatory stockholder proposal for the 2020 annual meeting, asking the Board to consider adopting a plurality voting standard for contested elections. Maryland law clearly allows a Maryland corporation to provide it its bylaws that all matters presented to stockholders be decided by majority vote, and there is no requirement under Maryland law that a Maryland corporation that has provided for elections by majority vote to adopt a plurality vote carve-out for contested elections. Stockholders have no right to amend the bylaws, as this power is expressly reserved for the Board of Directors in the Bylaws as permitted by Maryland law. So, I am baffled by his threat.

The reason I wanted to discuss this matter with your office is that Driver will certainly make a lot of hay in the press out of any refusal on the part of First United to give Driver what it wants, so we have to engage with him at some level before Monday in an effort to prevent that fall-out. First United does not want to take any action (like amending Bylaws as a knee-jerk reaction) that could prejudice it and disrupt 34 years of history, or take some action that could be seen as an acknowledgement that Driver's nominations are valid. Of course, this issue completely dissolves if he is prevented from voting and, thus, making nominations, and I was hoping that we might have some clarity on the outcome of the investigation.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON·FEINBLATT LLC
ATTORNEYS AT LAW

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1652832701455973896%7Cmsg-f%3A16528433985747... 1/3

3/9/2020 Maryland.gov Mail - RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Tue, Dec 17, 2019 at 8:08 PM
To: Tony Salazar -DLLR- <tony.salazar@maryland.gov>
Cc: Teresa Louro -DLLR- <teresa.louro@maryland.gov>, "Michelle A. Denoncourt (michelle.denoncourt@maryland.gov)" <michelle.denoncourt@maryland.gov>, Sandy Small -DLLR- <sandra.small@maryland.gov>

At the expense of burdening you with too much information, I wanted to make it clear that in adopting a plurality carve-out to the majority voting standard, the Company's Board in no way acknowledged, or intended to acknowledge, that Driver's nominations should be given effect or that Driver should be able to conduct a proxy contest with respect to the 2020 annual meeting. We and the Company continue to believe strongly that Driver's acquisitions of First Untied stock violated FI Section 3-314 and that Driver is prohibited from voting its shares for 5 years. You will notice that the Board was very careful in how it worded the carve-out: IF there is a contested election at the 2020 annual meeting, then the carve-out will apply. If there is no contested election because it is determined that Driver is not entitled to vote its share or, thus, submit director nominations, then the carve-out approved by the Board will be rendered moot. Because we do not yet know what position DLLR will take, the Company's strategy for dealing with Driver must assume the worst.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON•FEINBLATT LLC
ATTORNEYS AT LAW

From: Bulgin, Andrew D.
Sent: Tuesday, December 17, 2019 6:25 PM
To: Tony Salazar -DLLR- <tony.salazar@maryland.gov>
Cc: Teresa Louro -DLLR- <teresa.louro@maryland.gov>; Michelle A. Denoncourt (michelle.denoncourt@maryland.gov) <michelle.denoncourt@maryland.gov>; Sandy Small -DLLR- <sandra.small@maryland.gov>
Subject: RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION

Tony,

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1652832701455973896%7Cmsg-f%3A16532177708887... 1/7

4/28/2020 Maryland.gov Mail - Fwd: [EXTERNAL] contact information

410-230-6390 (office)
443-904-7045 (cell)

Website | Facebook | Twitter

Click here to complete a three question customer experience survey.

Confidentiality Notice: *The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the Addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.*

---------- Forwarded message ---------
From: **Bulgin, Andrew D.** <abulgin@gfrlaw.com>
Date: Wed, Jan 22, 2020 at 9:36 PM
Subject: Re: [EXTERNAL] contact information
To: Jedd Bellman -DLLR- <jedd.bellman@maryland.gov>

Jedd,

In light of the fact that Abbott Cooper tweeted today about his campaign and filed additional soliciting material today makes me think that Abbott has not received the Commissioner's letter. For your info, he has communicated with the Bank exclusively by email. You might want to send him a copy of whatever the Commissioner mailed to him at his email address: ac@drivermgmtco.com.

Andy

Andy Bulgin
Gordon Feinblatt LLC
233 E. Redwood Street
Baltimore, MD 21202
Direct dial: (410) 576-4280
E-mail: abulgin@gfrlaw.com
Bio: www.gfrlaw.com/andrew_bulgin/

Please forgive any typos, as this email was sent from my mobile phone.

On Jan 22, 2020, at 7:06 PM, Jedd Bellman -DLLR- <jedd.bellman@maryland.gov> wrote:

Received and thank you. We will circle back once we have had time to digest the information.

Regards,
Jedd

CHANGING Maryland FOR THE BETTER

Jedd Bellman
Assistant Commissioner for Non-Depository Supervision
Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N Calvert Street, Suite 402
Baltimore, MD 21202-3651
jedd.bellman@maryland.gov
410-230-6390 (office)
443-904-7045 (cell)

https://mail.google.com/mail/u/0?ik=2ad38f7817&view=pt&search=all&permthid=thread-f%3A1656539911772167921%7Cmsg-f%3A16565399117721... 2/4

5/11/2020 Maryland.gov Mail - Fwd: [EXTERNAL] Re: First United

Maryland

Rebbie I. Frazier -LABOR- <rebbie.frazier@maryland.gov>

Fwd: [EXTERNAL] Re: First United

Jedd Bellman -LABOR- <jedd.bellman@maryland.gov> Mon, May 11, 2020 at 11:22 AM
To: "Rebbie I. Frazier -LABOR-" <rebbie.frazier@maryland.gov>

CHANGING Maryland FOR THE BETTER

Jedd Bellman
Assistant Commissioner for Non-Depository Supervision
Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N Calvert Street, Suite 402
Baltimore, MD 21202-3651
jedd.bellman@maryland.gov
410-230-6390 (office)
443-904-7045 (cell)

Website | Facebook | Twitter

Click here to complete a three question customer experience survey.

Confidentiality Notice: *The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the Addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.*

---------- Forwarded message ---------
From: **Bulgin, Andrew D.** <abulgin@gfrlaw.com>
Date: Mon, Jan 27, 2020 at 1:09 PM
Subject: RE: [EXTERNAL] Re: First United
To: Jedd Bellman -DLLR- <jedd.bellman@maryland.gov>
Cc: Alexander Koehler -DLLR- <alexander.koehler@maryland.gov>

Jedd,

I'm curious whether your office has gotten any response from Driver, either a substantive response or a simple acknowledgement of receipt of the letter that was sent to Driver. If you could let me know either way, that would be helpful. Although Driver has been quieter than usual, he is continuing to file soliciting material with the SEC regarding his campaign, and that has everyone feeling a bit nervous that maybe he doesn't regularly check his post mail and might not have seen the letter (you'll recall that I sent you a good email address for Abbott, which he does regularly check).

https://mail.google.com/mail/u/0?ik=8a3854a9bb&view=pt&search=all&permmsgid=msg-f%3A1666408070589669253&simpl=msg-f%3A16664080705... 1/5

3/10/2020 Maryland.gov Mail - Driver Management

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

Driver Management

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Fri, Nov 8, 2019 at 7:09 PM
To: "Michelle A. Denoncourt (michelle.denoncourt@maryland.gov)" <michelle.denoncourt@maryland.gov>, "Teresa Louro (e-mail)" <teresa.louro@maryland.gov>, Sandy Small -DLLR- <sandra.small@maryland.gov>

As if you needed any, to give you some additional context for what is playing out, I've attached a press release that was issued today by a "concerned stockholder" whose Tweet of the same press release was retweeted by Driver immediately after being issued. We might end up asking the SEC to look into the various relationships that exist between all of these "concerned investors", but any investigation takes years to complete.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON·FEINBLATT LLC
ATTORNEYS AT LAW

The information supplied in this message may be legally privileged. If you are the intended recipient of this message, the sender does not intend delivery to you to waive any privilege or right pertaining to this message. If you have received this message in error, please immediately notify the sender by return e-mail, and delete the errant message. Thank you.

2 attachments

Driver Retweet of Guerry.JPG
125K

Guerry Press Release.pdf
115K

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1649680770009631678%7Cmsg-f%3A16496807700096... 1/1

3/9/2020 Maryland.gov Mail - RE: Driver Press Release

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

RE: Driver Press Release

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Tue, Nov 19, 2019 at 6:04 PM
To: "Tony Salazar (tony.salazar@maryland.gov)" <tony.salazar@maryland.gov>, "Teresa Louro (e-mail)" <teresa.louro@maryland.gov>, Sandy Small - DLLR- <sandra.small@maryland.gov>, "Michelle A. Denoncourt (michelle.denoncourt@maryland.gov)" <michelle.denoncourt@maryland.gov>

Driver's lawyer notified us today that Driver's "Nomination Notice will be coming later this week (not today)" and that he will send us a courtesy copy by email at the same time it's delivered to First United.

Can you provide me with an update as to the resolution of the issues you were considering and the timing of any correspondence to Driver? I'd be happy to jump on a call if you think that would be productive. Now that Driver has publicly announced its intention to nominate candidates and has named those candidates, I don't think the timing of DLLR's letter really matters at this point.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: ABULGIN@GFRLAW.COM

RESUME: HTTP://WWW.GFRLAW.COM/ANDREW_BULGIN/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON·FEINBLATT LLC
ATTORNEYS AT LAW

From: Bulgin, Andrew D.
Sent: Tuesday, November 19, 2019 10:01 AM
To: Tony Salazar (tony.salazar@maryland.gov) <tony.salazar@maryland.gov>; Teresa Louro (e-mail) <teresa.louro@maryland.gov>; Sandy Small - DLLR- <sandra.small@maryland.gov>; Michelle A. Denoncourt (michelle.denoncourt@maryland.gov) <michelle.denoncourt@maryland.gov>
Subject: Driver Press Release

Good morning. Driver issued a press release and letter to stockholders this morning in which he announced his intention to nominate three director candidates for election at First United's 2020 annual meeting of shareholders. Please note that this is not an actual nomination, as the Company has not yet received the notice of nomination and other information about the candidates required by its bylaws. I will let you know once the nominations have actually been made.

https://finance.yahoo.com/news/driver-management-nominate-three-highly-133000118.html

ANDY

ANDREW BULGIN, MEMBER

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1650642846509648229%7Cmsg-f%3A16506732454813... 1/2

Bulgin, Andrew D.

From: Tonya Sturm <tsturm@mybank.com>
Sent: Friday, November 1, 2019 1:35 PM
To: Carissa Rodeheaver; Bulgin, Andrew D.; Karen Malecki
Subject: [EXTERNAL] FW: Response from John McCullough – Lead Director

CONFIDENTIAL

Sent with BlackBerry Work
(www.blackberry.com)

From: Abbott Cooper <ac@drivermgmtco.com>
Date: Friday, Nov 01, 2019, 9:15 AM
To: Tonya Sturm <tsturm@mybank.com>
Subject: RE: Response from John McCullough - Lead Director

Tonya,

Can you please pass on the below message? Thanks

Mr. McCullough,

I met with Carissa yesterday. Two things: First, to follow up on my note below, I think it would be beneficial to have a direct conversation with you, another director or one of your investment bankers. If you have any sincere interest in averting a proxy contest, it would be best to communicate in a way that leaves no room for misinterpretation or misunderstanding. Second, there is no case for remaining independent versus a sale (at least not without testing the market to see what value could be obtained in a sale)—to think otherwise is simply to ignore reality. Carissa has not come close to demonstrating that FUNC is worth its current market price, let alone the $26-$33 per share that we think FUNC could get in a sale. As a result, I think that FUNC's chances for success in a proxy fight are slim at best. Obviously, you should consult with your advisors and get their views. In addition, a proxy fight will be, in many ways, a referendum on the performance of the board as a whole. Regardless of your and the other directors' views, objectively speaking, the record of the board is one of poor governance, lax oversight and self-interest. As is the case in these situations, we will highlight this record very publicly and very often. I am not sure what you and the board would consider a successful outcome from here (obviously other than us just going away, which will not happen), but I think that you and the rest of the board should start taking a hard look at how things might develop as well as the costs, benefits, likelihoods and ramifications of a range of results. Once you do, I would be surprised if you would not want to avoid a proxy fight.

Absent a call from you, another director or one of your investment bankers, we will continue to press on.

Abbott

From: Abbott Cooper <ac@drivermgmtco.com>
Sent: Wednesday, October 30, 2019 9:00 PM
To: 'Tonya Sturm' <tsturm@mybank.com>
Subject: RE: Response from John McCullough - Lead Director

Thanks Tonya-can you please pass on below message?

1

5/11/2020 Maryland.gov Mail - Re: First United Meeting 2-19-2020

ANDY

ANDREW BULGIN, MEMBER

233 E. REDWOOD STREET, BALTIMORE, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON•FEINBLATT LLC
ATTORNEYS AT LAW

From: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Sent: Friday, February 28, 2020 4:57 PM
To: Alexander.koehler@maryland.gov; Robert.ward4@maryland.gov
Subject: RE: First United Meeting 2-19-2020

Dear Tom/Bob,

I've attached a letter that Driver sent to First United today basically demanding that, in light of changes in the stock price, FUNC's Board authorize FUNC to repurchase of stock pursuant to its publicly-announced stock repurchase program.

Have a great weekend.

ANDY

---

https://mail.google.com/mail/u/0?ik=2ad38f7817&view=pt&search=all&permthid=thread-f%3A1659822254717668054%7Cmsg-a%3Ar-724624084478... 2/3

Bulgin, Andrew D.

From:	Tonya Sturm <tsturm@mybank.com>
Sent:	Monday, November 4, 2019 8:29 AM
To:	Carissa Rodeheaver; Bulgin, Andrew D.; 'Duncan Herrington'; Sanjay Patel; Gadson, Patrick; Michael A. Verrechia; 'Brian Schaffer'; Elbaum, Lawrence; Karen Malecki
Subject:	[EXTERNAL] FW: Message for John McCullough

Here we go. I will forward to John.

CONFIDENTIAL

Talk soon.

Tonya

Tonya K. Sturm
Senior Vice President
Chief Financial Officer
First United Bank & Trust

tsturm@MyBank.com (Please note new email address)

19 S. Second Street
Oakland, MD 21550
(P) 301-533-2390
(F) 301-334-1421

MyBank.com

From: Abbott Cooper <ac@drivermgmtco.com>
Sent: Monday, November 4, 2019 8:26 AM
To: Tonya Sturm <tsturm@mybank.com>
Subject: Message for John McCullough

Hi Tonya—can you please pass on? Thanks

Mr. McCullough,

Please see this slide (https://www.sec.gov/Archives/edgar/data/36966/000093041319002764/x1_c94507x22x1.jpg) from the First Horizon/Iberiabank merger presentation. While First United should find a buyer who will pay a premium, this slide illustrates the advantages that can accrue to all stakeholders in a merger. To the extent that you and your fellow directors actually care about the communities that First United serves (instead of prioritizing your appearance as the ones dispensing largess at stockholders' expense), First United should find a partner who can provide greater benefits to all First United's stakeholders.

Abbott

1

Driver Management Company LLC

November 6, 2019

Mr. John McCullough
Lead Director
c/o Ms. Tonya Sturm
Secretary
First United Corporation
19 South Second Street
Oakland, MD 21150

CONFIDENTIAL

Via email

Mr. McCullough,

As we have noted publicly, First United is a poster child for bad corporate governance practices. This is not surprising since the operating paradigm at First United seems to be that of a controlling Chairman and CEO surrounded by directors who seem unable or unwilling to exercise independent judgment. This problematic governance arrangement has previously led to disaster for stockholders, such as when former Chairman and CEO William Grant substantially increased First United's risk profile immediately prior to the financial crisis without proper supervision. Despite that painful (to stockholders, not directors, since you Kathryn Burkey, Robert Kurtz, Elaine McDonald, Gary Ruddell, Robert Rudy and Andrew Walls continued to collect fees even as stockholders had to forego dividend payments and watch the value of their First United stock plummet) object lesson, this pattern of irresponsible obeisance to the self-aggrandizing decisions of the Chairman and CEO seems to be continuing at First United to the detriment of stockholders and other stakeholders.

The board clearly needs to undertake a holistic review of its troubling corporate governance practices, some of which include the following:

Related Party Transactions involving H. Andrew Walls/Morgantown Printing Payments

NASDAQ listing standards call (with very limited exceptions) for all members of an issuer's compensation and nominating committees to be independent. First United's most recent proxy statement (the "Proxy Statement") notes both that Mr. Walls is the owner of Morgantown Printing and Binding, Inc. ("Morgantown Printing") and that First United expected to pay Morgantown Printing $250,000 in 2019 and paid Morgantown Printing $206,887 in 2018. Pursuant to NASDAQ Rule 5605(a)(2)(D), since payments to a company controlled by Mr. Walls exceeded $200,000 in 2018, it would appear that Mr. Walls would not be considered an independent director unless the payments made to Morgantown Printing were less than 5% of Morgantown Printing's gross revenues. Please provide a list of all payments made to Morgantown Printing over the last three years as well as an audited statement showing Morgantown Printing's gross revenue for the same time periods.

Combined Roles of Chairman and CEO

I recently met with Carissa Rodeheaver, First United's Chairman and CEO, and found her to be furiously intent on preserving First United's independence at all costs. I believe that other stockholders have had similar experiences. While unfortunate, this attitude is not surprising, since in a sale, she would likely lose her positions as Chairman and CEO. Clearly, this creates a significant conflict, since the most pressing question before the First United board is whether to maximize stockholder value through a sale or press on as an independent company regardless of the

CONFIDENTIAL

consequences. It is therefore entirely inappropriate that the Board continues to permit the CEO to take the lead with third parties in discussions that involve the question of whether to remain as standalone or pursue a value-maximizing transaction.

According to Calpers governance principles, "The CEO and chair roles should only be combined in very limited circumstances." Yet, First United has maintained such a combined arrangement for more than two decades without ever having addressed its obvious shortcomings. As noted above, you, Kathryn Burkey, Robert Kurtz, Elaine McDonald, Gary Ruddell, Robert Rudy and Andrew Walls (together a majority of the current board) were on the board during the run up to the financial crisis and seemingly allowed the then Chairman and CEO to take spectacularly ill-advised and ill-timed risks that led to a massive destruction of stockholder value. I would have thought that experience alone would be enough to convince the board of the need to separate the roles of Chairman and CEO. However, the question remains: when will First United follow suit with the ever-growing number of companies who have taken the decisive step to strengthen their corporate governance and promote management accountability by appointing an independent director as Chairman?

As pointed out in a recent issue of *Bank Director*, "Remember, the CEO works for the board. **The board does not work for the CEO—but when the CEO is also the chair, it kind of does.**"[1] Put another way, the CEO should not be their own boss. Quite frankly, Ms. Rodeheaver has not earned the right to be her own boss. At the risk of stating the obvious, the First United board is essentially working for Ms. Rodeheaver, whose main priority appears to be her own job preservation — hopefully there is no need to elaborate on the myriad issues with this problematic arrangement.

Board Oversight of the CEO's Outside Activities

During my recent meeting with Ms. Rodeheaver, she was unprepared to answer basic questions regarding First United.[2] This unpreparedness has been a constant theme in all of my meetings with her, leading to obvious questions regarding how much attention she is devoting to addressing the serious issues confronting First United versus commitments that seem motivated more by the desire to raise Ms. Rodeheaver's profile than create value for stockholders. Based upon the recent announcement that Ms. Rodeheaver—already the chairman of the Maryland Bankers Association—was appointed to the board of the American Bankers Association, it would appear that Ms. Rodeheaver has made a conscious choice to increase her profile in the world of banking associations.

We have some serious concerns and questions regarding Ms. Rodeheaver's outside roles, as outlined below.

- Maryland Bankers Association ("MBA")
    - How much time does Ms. Rodeheaver dedicate to her role as Chariman of the MBA?
        - How many MBA functions does Ms. Rodeheaver attend each year?
        - Does First United pay for Ms. Rodeheaver's travel and other expenses related to MBA events?
        - How many of those events are held at "resort" destinations out of state?
    - Does First United sponsor any MBA events?
    - How does Ms. Rodeheaver's involvement with MBA benefit First United stockholders?

---

[1] https://www.bankdirector.com/committees/governance/the-case-for-appointing-an-independent-chair/

[2] For instance, neither she nor First United's CEO could provide an approximation of what percent of First United's CRE portfolio is owner occupied.

CONFIDENTIAL

- American Bankers Association ("ABA")
  - How much time will Ms. Rodeheaver dedicate to her role as a member of the ABA board?
    - How many ABA functions will Ms. Rodeheaver attend this year?
    - Does First United pay for Ms. Rodeheaver's travel and other expenses related to ABA events?
    - How many of those events are held at "resort" destinations?
  - Does First United sponsor any ABA events?
  - How does Ms. Rodeheaver's involvement with ABA benefit First United stockholders?
- What is the purpose of Ms. Rodeheaver maintaining senior roles in two separate banking associations simultaneously?
- Rodeheaver Rentals
  - How much time does Ms. Rodeheaver spend on Rodeheaver Rentals?
  - Are there any material relationships between Rodeheaver Rentals and customers, employees or directors of First United?
- What oversight functions does the board have in place to assess the impact of Ms. Rodeheaver's outside roles on her job performance at First United? I note that no incentive awards were granted to Ms. Rodeheaver in 2017 and that she received only a $5,000 incentive award in 2018. This suggests that the board was less than pleased with her performance. Perhaps the board should also consider limiting Ms. Rodeheaver's outside activities as well?

I don't think any stockholder has any illusions regarding Ms. Rodeheaver's priorities—she is clearly committed to keeping First United independent at all costs, as I understand she has told many stockholders. This is unsurprising given her lack of meaningful stock ownership and the likely diminution of her role and responsibilities following a sale. The question for you and the other remaining members of the board is: where do you draw the line between your loyalty to Ms. Rodeheaver and your overarching duty to stockholders?

***

Two last points: First, Ms. Rodeheaver was in New York last week meeting with investors. I imagine that many investors expressed strong support for a sale and may have cautioned against a proxy fight. Has the board received a report from Ms. Rodeheaver regarding her meetings and, if so, what is the board doing with the feedback from investors?

Second, as I have mentioned many times in my email communications to you, I suggest that we speak directly, either in person or by phone in order to avoid any miscommunications and to have a frank discussion regarding First United and its prospects. Since I have had no response from you, I assume that you are not interested in talking.

/s/ Abbott Cooper

3/10/2020 Maryland.gov Mail - RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION - First United

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION - First United

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Wed, Nov 6, 2019 at 3:27 PM
To: Teresa Louro -DLLR- <teresa.louro@maryland.gov>
Cc: Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov>, Sandy Small -DLLR- <sandra.small@maryland.gov>

It is difficult to determine what, exactly, Abbott is trying to accomplish with these personal attacks and inane requests for information, but we collectively believe that, as with 95% of everything he publishes, he is (i) trying to be as disruptive to the Company as possible and (ii) create a false narrative by making outlandish claims to which he knows the Company will not respond, which he will then use in his campaign when he seeks to convince stockholders and the two major firms that provide voting guidance to brokers (ISS and Glass Lewis) to grant him proxies and/or vote in his favor.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON•FEINBLATT LLC
ATTORNEYS AT LAW

From: Teresa Louro -DLLR- <teresa.louro@maryland.gov>
Sent: Wednesday, November 6, 2019 3:15 PM
To: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Cc: Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov>; Sandy Small -DLLR- <sandra.small@maryland.gov>
Subject: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION - First United

Thanks Andy.

CHANGING Maryland FOR THE BETTER

Teresa M. Louro
Deputy Commissioner
Office of the Commissioner of Financial Regulation
Maryland Department of Labor
500 N. Calvert Street, Suite 402
Baltimore, MD 21202
teresa.louro@maryland.gov
410-230-6022 (office)
410-333-0475 (fax)
410-446-1990 (cell)

Maryland DEPARTMENT OF LABOR

MD Labor Website | Facebook | Twitter

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1649024937822589362%7Cmsg-f%3A16494856055696... 1/2

3/10/2020 Maryland.gov Mail - Re: CONFIDENTIAL SUPERVISORY INFORMATION: Driver Podcast

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

Re: CONFIDENTIAL SUPERVISORY INFORMATION: Driver Podcast

1 message

Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov> Wed, Nov 27, 2019 at 9:36 AM
To: "Bulgin, Andrew D." <abulgin@gfrlaw.com>
Cc: "Teresa Louro (e-mail)" <teresa.louro@maryland.gov>, "Tony Salazar (tony.salazar@maryland.gov)" <tony.salazar@maryland.gov>, Sandy -DLLR- <sandra.small@maryland.gov>

Thanks Andy I will check it out.

Happy Thanksgiving to you and yours.

Michelle

On Wed, Nov 27, 2019 at 9:21 AM Bulgin, Andrew D. <abulgin@gfrlaw.com> wrote:

> Good morning!
>
> Abbott Cooper was on an Activist Insight podcast this morning. I thought you might find his interview interesting. https://www.buzzsprout.com/210685/2173010-beyond-the-boardroom-with-driver-management-s-abbott-cooper-episode-28
>
> I haven't listed to it, but a member of our PR firm did listen and told me that Cooper touched on a few regulatory issues. From what I was told, Cooper basically dismissed holding company ownership regulations (it seems he was focused on federal regulations), asserted that state regulators are often "handmaidens" to their local banks, and thought the state regulators in the case of HomeStreet Bank were "licky-tacky." I'm sure you know this, but in HomeStreet Bank the Washington state banking regulator held that, under Washington law, it was unlawful for any shareholder of a Washington bank to seek ownership, control or voting authority of 25% or more of the voting stock of an entity that controls a Washington bank without regulatory approval. That opinion can be found here: https://dfi.wa.gov/sites/default/files/opinions/ISDRL-2018-001-DOB.pdf
>
> I hope that all of you have a wonderful Thanksgiving!
>
> ANDY
>
> ---
>
> ANDREW BULGIN, MEMBER
>
> 233 E. Redwood Street, Baltimore, MD 21202
>
> DIRECT DIAL: 410-576-4280
>
> MOBILE: 443-857-1133
>
> FAX: 410-576-4196
>
> E-MAIL: abulgin@gfrlaw.com
>
> RESUME: http://www.gfrlaw.com/andrew_bulgin/
>
> ON THE WEB AT: WWW.GFRLAW.COM
>
> GORDON•FEINBLATT LLC
> ATTORNEYS AT LAW
>
> The information supplied in this message may be legally privileged. If you are the intended recipient of this message, the sender does not intend delivery to you to waive any privilege or right pertaining to this message. If you have received this message in error, please immediately notify the sender by return e-mail, and delete the errant message. Thank you.

Michelle A. Denoncourt

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1651365101335962612%7Cmsg-f%3A1651366071 7157... 1/2

3/9/2020 Maryland.gov Mail - FW: Legal Interpretation

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

FW: Legal Interpretation
1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Thu, Jan 9, 2020 at 11:02 AM
To: "Teresa Louro (e-mail)" <teresa.louro@maryland.gov>
Cc: "Michelle A. Denoncourt (michelle.denoncourt@maryland.gov)" <michelle.denoncourt@maryland.gov>

Teresa,

For some reason, Marcia's e-mail address got associated with your name in my contacts so I keep getting bounce-backs. I've fixed your contact. Here's the e-mail that I sent to Tony this morning on which you were copied.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON•FEINBLATT LLC
ATTORNEYS AT LAW

From: Bulgin, Andrew D.
Sent: Thursday, January 9, 2020 9:56 AM
To: Tony Salazar (tony.salazar@maryland.gov) <tony.salazar@maryland.gov>
Cc: Michelle A. Denoncourt (michelle.denoncourt@maryland.gov) <michelle.denoncourt@maryland.gov>; Teresa Louro (mryan@dll.state.md.us) <teresa.louro@maryland.gov>; Sandy -DLLR- <sandra.small@maryland.gov>
Subject: Legal Interpretation

Good morning, Tony.

FI Article Section 2-113(d) provides that the provisions of Sections 2-114 through 2-117 do not apply to certain persons, including banks. You asked whether the Maryland Commissioner may take action against a person who does not fall within the list of persons excluded by Section 2-113(d) if the violation of law relates to a person that is excluded by Section 2-113(d).

We believe that the answer is unquestionably yes. Section 2-113(d) prohibits the Maryland Commissioner from bringing an enforcement action under Sections 2-114 through 2-117 only against an excluded person. As long as the subject of the enforcement action is not a person excluded by Section 2-113(d) and the law to be enforced is one over which the Maryland Commissioner has jurisdiction, the Maryland Commissioner is clearly empowered to enforce that law against that person. The fact that the

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1655267115854221394%7Cmsg-f%3A16552671158542... 1/2

3/9/2020 Maryland.gov Mail - FW: Legal Interpretation

violation relates to the business or ownership of an excluded person is irrelevant. What is relevant is the identity of the person against whom the action is to be brought. Moreover, please note that the list of excluded persons does not include a bank holding company that is subject to the Maryland Commissioner's jurisdiction (Section 2-113(d)(4) excludes an affiliate of excluded persons only if the Maryland Commissioner has no jurisdiction over that person). So, even if it could be said that Section 2-113(d) prohibits the Maryland Commissioner from taking action against a non-excluded person because the violation relates to an excluded person, a violation that relates to a Maryland bank holding company would not fall within that prohibition.

Could I have 30 minutes of your time in the next few days to meet with you in person to discuss some final thoughts? I'd be happy to come up to your office or have you meet with me at my office. I can be flexible.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON•FEINBLATT LLC
ATTORNEYS AT LAW

The information supplied in this message may be legally privileged. If you are the intended recipient of this message, the sender does not intend delivery to you to waive any privilege or right pertaining to this message. If you have received this message in error, please immediately notify the sender by return e-mail, and delete the errant message. Thank you.

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1655267115854221394%7Cmsg-f%3A16552671158542... 2/2

Meeting re: First United Bank and Trust

On Wed, Jan 15, 2020 at 5:42 PM Keiffer Mitchell -GOV- <keiffer.mitchell@maryland.gov> wrote:

> Victoria,
> Thank you. I can be there on the 22nd at 9am. I am cc'ing Secretary Robinson and Ali Keane in our office to see if they can attend at that date and time. The Governor will be out of town on that day and He asked me to coordinate our folks to meet with the Senator and Delegate.
>
> Keiffer
>
> On Wed, Jan 15, 2020 at 3:46 PM Edwards, George Senator <George.Edwards@senate.state.md.us> wrote:
>
>> Keifer,
>>
>> Senator Edwards and Delegate Beitzel would like to try to schedule a meeting with the Governor, Secretary of Labor, State Banking Commissioner and Carissa Rodeheaver, CEO of First United Bank & Trust in Oakland MD. We are proposing Wednesday 1/22 at 9a.
>>
>> Would you help us in this effort.
>>
>> Thanks Keifer,
>> Victoria
>
> --
>
> **Keiffer J. Mitchell, Jr.**
> Chief Legislative Officer
> Office of the Governor
> 100 State Circle
> Annapolis, Maryland 21401
> keiffer.mitchell@maryland.gov
> (410) 974-3336 (O)
> Website | Facebook | Twitter

--

Grason M. Wiggins, Esq.
Director of Legislative and Regulatory Affairs
Office of the Secretary
Maryland Department of Labor
500 North Calvert Street
Baltimore, MD 21202
Grason.Wiggins1@Maryland.gov
410-230-6009 (office)
443-401-5129 (cell)
410-333-0853 (fax)

2 of 3

5/13/2020, 1:19 PM

3/9/2020 Maryland.gov Mail - Fwd: First United

Maryland DEPARTMENT OF LABOR MD Labor Website | Facebook | Twitter

Click here to complete a three question customer experience survey

Confidentiality Notice. *The information contained in this communication (including any attachments) (a) is or may be legally privileged, confidential, proprietary in nature, or otherwise protected by law from disclosure; and (b) is intended only for the use of the addressee(s) named herein. If you are not the intended recipient, an addressee, or the person responsible for delivering this to an addressee, you are hereby notified that reading, using, copying, or distributing any part of this message is strictly prohibited. If you have received this electronic mail message in error, please contact me immediately and take the steps necessary to delete the message completely from your computer system. Thank you.*

---------- Forwarded message ---------
From: **Jedd Bellman -DLLR-** <jedd.bellman@maryland.gov>
Date: Wed, Jan 22, 2020 at 10:14 PM
Subject: First United
To: Dana Allen -DLLR- <dana.allen@maryland.gov>

Dana,

I received the following email below from outside counsel to the Bank. Please have an investigator review the information therein and the documents and compile a list of individuals/business entities and contact information for those who we would like to get documents and information from so that we can send subpoenas to them. Can discuss further tomorrow. This is a priority request as I would like to send the subpoenas out by Friday.

Also, the investigator should start compiling an investigative file.

Tony has opened up the office next to Michelle to house the documents associated with the investigation, we need to identify how that will work.

Regards,
Jedd

Package name	CONFIDENTIAL INVESTIGATORY INFORMATION: First United Corporation
To	jedd.bellman@maryland.gov
Subject	CONFIDENTIAL INVESTIGATORY INFORMATION: First United Corporation
From	Bulgin, Andrew D.

Dear Jedd,

Thank you for reaching out to me about the investigation by the Maryland Commissioner of Financial Regulation into acquisitions of First United Corporation's common stock by Driver Opportunity Partners I LP ("DOP"), Driver Management Company LLC and J. Abbott R. Cooper (collectively, "Driver"). Subject to any limitations imposed by applicable law, First United is willing to share any information in its possession that might assist you with the investigation. Pursuant to Section 2-114(a)(3) of the Financial Institutions Article of the Maryland Code (the "FI Article") and Section 4-351(a)(1), (b)(4) and (b)(6) of the General Provisions of the Maryland Code, we request that this communication and any information that we might share in the future with your office in furtherance of the investigation be deemed supervisory and/or investigatory information and, accordingly, be accorded confidential treatment.

DOP is the beneficial owner of the 360,637 shares of First United Common stock at issue. Driver Management LLC is the controlling person of DOP, and Mr. Cooper is the controlling person of Driver Management LLC. Based on Schedule I to Driver's Schedule 13D filed with the SEC on September 5, 2019, DOP acquired 100% of the shares between July 24, 2019 and August 30, 2019. However, you will see from Exhibit E to Driver's notice of intention to nominate directors for election sent to First United (attached), that a person connected to Driver but not part of the "group" acquired 104,000 shares between March 11, 2019 and July 22, 2019. We do not know the identity of that person, but it's possible that it was CT Opportunity Partners I LP, which is another Driver fund that was the stockholder through which Driver Management Company LLC conducted the campaign against DNB Financial. These shares must be the same 104,000 shares shown in Schedule I to Driver's Schedule 13D as being

https://mail.google.com/mail/u/0?ik=8a3854a9bb&view=pt&search=all&permthid=thread-f%3A1660446740485678570&simpl=msg-f%3A16604467404... 2/5

3/9/2020 Maryland.gov Mail - Fwd: First United

contributed to DOP in exchange for partnership interests on August 1, 2019. We assume that these shares are those on which Driver relied to conduct its "withhold campaign" at First United's 2019 annual meeting of stockholders (in which it first publicly demanded a sale and urged stockholders to show support for that strategy by withholding their votes for the three director nominees). In any event, those shares were acquired by DOP on August 1, 2019.

I have attached everything that I previously sent to the Maryland Commissioner, along with some additional materials. My materials do not include all of Driver's SEC filings (which include its letters issued to stockholders and select letters sent to First United). You can access Driver's SEC filings at: https://www.sec.gov/cgi-bin/browse-edgar?CIK=func&owner=exclude&action=getcompany. My letter to Tony dated November 1, 2019 and my memoranda to Tony dated January 7, 2020 and January 17, 2020 should provide you with a clear picture of the situation.

Driver has established a website regarding its campaign at: www.renovatemybank.com <http://www.renovatemybank.com >. In the "News and Resources" page of that website, Driver has published various letters, news articles and other materials related to its campaign. Driver ran a full-page advertisement in the West Virginia State Journal and the Garrett County Republican, a copy of which is attached.

Mr. Cooper's podcast interview in which he discussed his (negative) views of banking regulators' actions against activists can be accessed at: https://www.buzzsprout.com/210685/2173010-beyond-the-boardroom-with-driver-management-s-abbott-cooper-episode-28.

In addition to DOP, Driver Management Company LLC and Mr. Cooper, we consider Driver's three director nominees – Michael J. Driscoll, Lisa Narrell-Mead and Ethan C. Elzen – to be part of the acquisition "group" for purposes of Section 3-314 of the FI Article. They joined in Driver's Schedule 13D (amendment filed on November 21, 2019), and they entered into a Joint Filing and Solicitation Agreement with Driver on November 19, 2019 pursuant to which they agreed, among other things, to form a group for the purpose of soliciting proxies in the upcoming 2020 annual meeting of stockholders. I've attached an excerpt from Driver's nomination notice, which provides information about the three nominees and their stock ownership. Mr. Driscoll owns 3,500 shares that he purchased between August 21, 2019 and September 12, 2019; Ms. Narrell-Mead owns 650 shares that she purchased on October 8, 2019; and Mr. Elzen owns 425 shares that he purchased on October 28, 2019.

Based on their communications to and about First United, we have reason to suspect that Driver has entered into arrangements regarding its campaign with David Balistreri and Quad Capital Management Advisors LLC (David is a portfolio manager at Quad), Chris DeMuth, Jr. of Rangeley Capital, and Ivonne Dersch and/or Matthew Roesser of Malatai Capital, all of whom are located in the New York City area and claim to be "significant investors" in First United. These persons have written to First United or issued public statements that mirror Driver's message and strategy. Mr. Balistreri has claimed to own or control varying amounts of shares. Based on the June 30, 2019 and September 30, 2019 Schedule 13F-HRs that Quad filed with the SEC, it appears that Quad purchased 151,165 shares of First United during the third quarter of 2019. Based on the Schedule 13F-HR filed for the quarter ended December 31, 2019, however, it appears that Quad sold its shares. Mr. Balistreri and Rangeley Capital have taken to Twitter to discuss Driver and First United, and Driver Management has re-tweeted certain of Mr. Balistreri's tweets. On January 1, 2020, Driver forwarded a disparaging tweet by Mr. Balistreri to certain directors of First United with the message "I hope you guys are enjoying this stuff as much as I am." Driver Management Company LLC and/or Mr. Cooper, Mr. Balistreri, Mr. DeMuth and Mr. Roesser "follow" each other on Twitter.

On January 6, 2020, another stockholder, Scott Hootman, sent an e-mail to First United in which he urged compliance with Driver's demands. His e-mail is attached (its subject line is, strangely, "Dear Mr. Moser"). Based on stock records that First United obtained (included in the attached e-mail chain, which shows his address), it appears that Mr. Hootman acquired his shares in the November 2019 timeframe.

Moments ago, Driver filed soliciting material with the SEC (attached) to which he attached copies of recent tweets regarding the campaign. The last tweet asserts that First United has not responded to Driver's request for stockholder records. That statement is false, as First United responded on January 17, 2020.

Please let me know if I can be of any further assistance or if you have any questions.

Andy

----

https://mail.google.com/mail/u/0?ik=8a3854a9bb&view=pt&search=all&permthid=thread-f%3A1660446740485678570&simpl=msg-f%3A16604467404... 3/5

MOBILE: 443-857-1133
FAX: 410-576-4196
E-MAIL: ABULGIN@GFRLAW.COM
RESUME: HTTP://WWW.GFRLAW.COM/ANDREW_BULGIN/
ON THE WEB AT: WWW.GFRLAW.COM

GORDON•FEINBLATT LLC
ATTORNEYS AT LAW

From: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Sent: Friday, December 13, 2019 4:58 PM
To: Teresa Louro -DLLR- <teresa.louro@maryland.gov>
Cc: Michelle A. Denoncourt (michelle.denoncourt@maryland.gov) <michelle.denoncourt@maryland.gov>; Sandy Small -DLLR- <sandra.small@maryland.gov>; Tony Salazar -DLLR- <tony.salazar@maryland.gov>
Subject: RE: [EXTERNAL] Re: CONFIDENTIAL SUPERVISORY INFORMATION

Thank you. You'll see that Driver is making a demand that First United commit, by Monday, to amend its Bylaws so that they provide that directors in a contested election will be elected by plurality vote. Driver asserts that it will take "appropriate action" if First United refuses, but I'm not quite sure what action Driver thinks it can take other than to submit a precatory stockholder proposal for the 2020 annual meeting, asking the Board to consider adopting a plurality voting standard for contested elections. Maryland law clearly allows a Maryland corporation to provide it its bylaws that all matters presented to stockholders be decided by majority vote, and there is no requirement under Maryland law that a Maryland corporation that has provided for elections by majority vote to adopt a plurality vote carve-out for contested elections. Stockholders have no right to amend the bylaws, as this power is expressly reserved for the Board of Directors in the Bylaws as permitted by Maryland law. So, I am baffled by his threat.

The reason I wanted to discuss this matter with your office is that Driver will certainly make a lot of hay in the press out of any refusal on the part of First United to give Driver what it wants, so we have to engage with him at some level before Monday in an effort to prevent that fall-out. First United does not want to take any action (like amending Bylaws as a knee-jerk reaction) that could prejudice it and disrupt 34 years of history, or take some action that could be seen as an acknowledgement that Driver's nominations are valid. Of course, this issue completely dissolves if he is prevented from voting and, thus, making nominations, and I was hoping that we might have some clarity on the outcome of the investigation.

ANDY

ANDREW BULGIN, MEMBER
233 E. REDWOOD STREET, BALTIMORE, MD 21202
DIRECT DIAL: 410-576-4280
MOBILE: 443-857-1133
FAX: 410-576-4196
E-MAIL: ABULGIN@GFRLAW.COM
RESUME: HTTP://WWW.GFRLAW.COM/ANDREW_BULGIN/

2

3/10/2020 Maryland.gov Mail - RE: CONFIDENTIAL SUPERVISORY INFORMATION - First United

Maryland

Teresa Louro -LABOR- <teresa.louro@maryland.gov>

RE: CONFIDENTIAL SUPERVISORY INFORMATION - First United

1 message

Bulgin, Andrew D. <abulgin@gfrlaw.com> Mon, Nov 4, 2019 at 10:50 AM
To: Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov>, Teresa Louro -DLLR- <teresa.louro@maryland.gov>, Sandy Small -DLLR- <sandra.small@maryland.gov>

I got Michelle's voice mail this morning and I will call her once I'm off our weekly conference call. In the meantime, I'm supplementing my correspondence with another confidential e-mail received today. I don't know how much of this you want to receive going forward. If you'd prefer that I not continuously supplement my correspondence with future communications, please just let me know.

ANDY

ANDREW BULGIN, MEMBER

233 E. Redwood Street, Baltimore, MD 21202

DIRECT DIAL: 410-576-4280

MOBILE: 443-857-1133

FAX: 410-576-4196

E-MAIL: abulgin@gfrlaw.com

RESUME: http://www.gfrlaw.com/andrew_bulgin/

ON THE WEB AT: WWW.GFRLAW.COM

GORDON·FEINBLATT LLC
ATTORNEYS AT LAW

From: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Sent: Friday, November 1, 2019 2:25 PM
To: Michelle Denoncourt -DLLR- <michelle.denoncourt@maryland.gov>; Teresa Louro -DLLR- <teresa.louro@maryland.gov>; Sandy Small -DLLR- <sandra.small@maryland.gov>
Subject: CONFIDENTIAL SUPERVISORY INFORMATION - First United

Ladies,

You either have received or will receive by hand-delivery today a package from me relating to First United Corporation and First United Bank & Trust. That package consists of a confidential portion and a non-confidential portion. My letter that is part of the confidential portion explains the need for confidentiality. The confidential portion includes various private communications received through yesterday that are not available to the general public. I intend to update you as new relevant communications are received and/or new developments occur. I had hoped that I might get one full day in before I had to update you, but the Sun is not shining on me today. This situation is extremely active and fluid, and it only promises to get more active and fluid over the next several months. After I shipped my packages to you, First United received the attached communication which should be considered confidential (and is so marked) and which is relevant to and supportive of the claims set forth in my letter.

ANDY

ANDREW BULGIN, MEMBER

https://mail.google.com/mail/u/0?ik=04401c608d&view=pt&search=all&permthid=thread-f%3A1649024937822589362%7Cmsg-f%3A16492869686149... 1/2

(3) First United Bk & Trust

MW 11/20/19

Recommended Actions:

1. Contact FRB legal
   - Pennsylvania transaction
   - Violation versus application

2. Revise letter (after discussion with FRB legal)
   - State Maryland law
   - Facts and circumstances — May 2020
   - No need to state vote prohibition (timing of annual meeting and FRB application timeframe)
   - BHC requirement, require file application with FRB

3. Prepare recommendation to FRB
   - FRB – historically, single director for non-controlling with at least 10%
   - Proxy – historically, significant investor raise controlling influence concern by soliciting proxies contrary to board of directors. How shareholders vote can have significant impact on management and policies